                                                                    EXHIBIT 10.3

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 27, 2003 (this "Amendment") amends the Third Amended and Restated Credit Agreement dated as of October 1, 2002 (as previously amended, the "Credit Agreement") among RAYOVAC CORPORATION (the "Company"), VARTA GERATEBATTERIE GmbH (the "Subsidiary Borrower"), various financial institutions (the "Lenders") and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the "Administrative Agent"). Capitalized terms used but not defined herein have the respective meanings given thereto in the Credit Agreement.

         WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as set forth below; and

         WHEREAS, the Company has requested that the Lenders consent to certain organizational restructurings as described in the Company's Lender's Presentation dated June 6, 2003 (the "Restructurings"), a copy of which has been made available to each Lender;

         NOW, THEREFORE, for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

         SECTION 1. AMENDMENTS.

         1.1 Amendments to Definitions. Section 1.1 of the Agreement is amended as set forth below:

         (a) The definitions of "Acquisition Restructuring Charges" and "Other Restructuring Charges" are deleted and the following new definition of "Restructuring Charges" is inserted in appropriate alphabetical sequence:

                  "Restructuring Charges means restructuring charges of not more than $42,500,000 identified to the Administrative Agent in writing prior to November 15, 2003 and taken by the Company prior to September 30, 2003, of which not more than $24,000,000 shall be cash restructuring charges and not more than $21,000,000 shall be non-cash restructuring charges."

         (b) The definition of "Adjusted EBITDA" is amended in its entirety to read as follows:

                  "Adjusted EBITDA means, for any Computation Period, the total of (i) EBITDA for such Computation Period plus (ii) any Restructuring Charges taken during such Computation Period. In addition, if the Company or any Subsidiary makes an Acquisition or a material divestiture during any Computation Period, then the historical financial results for such period of the Person or assets acquired shall be added to Adjusted EBITDA (without taking account of cost savings or other synergies unless approved by the Required Lenders) and/or the portion of the financial results of the Company and its Subsidiaries for such period attributable to the Person or assets divested shall be subtracted in calculating Adjusted EBITDA, all as reasonably determined by the Company and certified to the Administrative Agent and the Lenders."

         (c) Clause (a) of the definition of "Excess Cash Flow" is amended to read as follows:

                  "(a)     EBITDA for such period plus any non-cash
         Restructuring Charges,"

         1.2 Extension of Date for Completion of Transformation. Section 9.1(k) of the Credit Agreement is amended by replacing the date "June 30, 2003" therein with the date "March 31, 2004".

         1.3      Tax Shelter Regulations.

         (a) Article VI of the Credit Agreement is amended by adding thereto the following new Section 6.24:

                  "6.24 Tax Shelter Regulations. The Borrowers do not intend to treat the Loans or the Letters of Credit as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6014-4). In the event a Borrower determines to take any action inconsistent with such intention, it will promptly notify the Administrative Agent thereof. If a Borrower so notifies the Administrative Agent, the Borrowers acknowledge that one or more of the Lenders may treat its Loans and/or its interest in Swing Line Loans and/or Letters of Credit as a part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and such Lender or Lenders, as applicable, will maintain the lists and other records required by such Treasury Regulation."

         (b) Section 7.2 of the Credit Agreement is amended by deleting the word "and" at the end of clause (e), adding the following new clause (f) after clause (e) and re-lettering existing clause (f) as clause (g):

                  "(f)     promptly after a Borrower has notified the
         Administrative Agent of any intention by such Borrower to treat the Loans and/or Letters of Credit as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4), a duly completed copy of IRS Form 8886 or any successor form; and"

         (c) Section 11.9 of the Credit Agreement is amended by adding at the end thereof the following language:

         "Notwithstanding anything herein to the contrary, information subject to the foregoing confidentiality restrictions shall not include, and the Administrative Agent and each Lender may disclose without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Administrative Agent or such Lender relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of such document or item that relate to the tax treatment or tax structure of the Loans, Letters of Credit and transactions contemplated hereby."

         SECTION 2. CONSENT. The Administrative Agent and the Required Lenders consent to the Restructurings and the related releases and substitutions of collateral and agree with the Company and the Subsidiary Borrower that the transfers and investments effected as part of the Restructurings shall be disregarded in determining usage of the basket amounts for permitted exceptions under Sections 8.2 and 8.4 of the Credit Agreement.

         SECTION 3. CONDITIONS PRECEDENT. This Amendment shall become effective when the Administrative Agent has received counterpart signature pages (by facsimile or otherwise) of this Amendment signed by the Company, the Subsidiary Borrower, the Administrative Agent and the Required Lenders.

         SECTION 4. MISCELLANEOUS.

         4.1 Continuing Effectiveness, etc. The Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

         4.2 Headings. The headings in this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment.

         4.3 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. A counterpart signature page delivered by facsimile shall be effective as an original.

         4.4 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                             [Signatures to Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                   RAYOVAC CORPORATION

                                   By:  /s/ Kent J. Hussey
                                      ------------------------------------------
                                   Name:  Kent J. Hussey
                                   Title:President and COO

                                   VARTA GERATEBATTERIE GmbH

                                   By:  /s/Andreas Rouve
                                      ------------------------------------------
                                   Name:  Dr. Andreas Rouve
                                   Title:CFO

                                   VARTA GERATEBATTERIE GmbH

                                   By:  /s/Remy Burel
                                      ------------------------------------------
                                   Name:  Remy Burel
                                   Title:CEO

                                   BANK OF AMERICA, N.A., as
                                   Administrative Agent and as a Lender

                                   By:__________________________________________
                                   Name:
                                   Title:

                                   _____________________________________________
                                    [PRINT OR TYPE NAME OF LENDER]

                                   By:__________________________________________
                                   Name:________________________________________
                                   Title:_______________________________________